Masimo Earnings Second Quarter 2022

These presentations contain forward-looking statements within the meaning of federal securities laws, including, among others, statements about our expectations, plans, strategies or prospects. We generally use the words “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “project,” “assume,” “guide,” “target,” “forecast,” “see,” “seek,” “can,” “should,” “could,” “would,” “intend,” “predict,” “potential,” “strategy,” “is confident that,” “future,” “opportunity,” “work toward,” and similar expressions to identify forward- looking statements. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements. Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual results to differ materially from the forward-looking statements. Forward-looking statements speak only as of the date they are made, and we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of these presentations are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in these presentations. The risks and uncertainties that may cause actual results to differ materially from Masimo’s current expectations are more fully described in Masimo’s reports filed with the U.S. Securities and Exchange Commission (SEC), including our most recent Form 10-K and Form 10-Q. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.masimo.com or upon request. The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with U.S. GAAP. The non-GAAP financial measures presented exclude certain items that are more fully described in the Appendix. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results. Furthermore, management also believes that these items are not indicative of the Company’s on-going core operating performance. These non-GAAP financial measures have certain limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies. The Company has presented the following non-GAAP financial measures to assist investors in understanding the Company’s core net operating results on an on-going basis: (i) constant currency revenue growth %, (ii) non-GAAP gross profit/margin %, (iii) non-GAAP SG&A expense, (iv) non-GAAP R&D expense, (v) non-GAAP litigation settlements and (awards), (vi) non-GAAP operating expense %, (vii) non-GAAP operating income/margin %, (viii) non-GAAP earnings per diluted share and (ix) adjusted free cash flow. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core operating results with those of other companies. Management believes these non-GAAP financial measures are important in the evaluation of the Company’s performance and uses these measures to better understand and evaluate our business. For additional financial details, including GAAP to non-GAAP reconciliations, please visit the Investor Relations section of the Company’s website at www.masimo.com to access Supplementary Financial Information. Safe Harbor Statement

Healthcare revenue of $357 million, representing 17% reported growth and 19% constant currency growth; Shipped 77,100 technology boards and instruments during the quarter; and Shipped 2.4 million technology boards and instruments over the last 10 years, increasing 7% over the prior year period; and Launched the Masimo W1 biosensing health watch under a limited market release. Completed acquisition of Sound United on April 11, 2022; Invested $401 million to repurchase 3 million shares of Masimo common stock, representing a 5% reduction of our shares outstanding; and Approved a new program to repurchase up to an additional 5 million shares over the next 5 years. Business Highlights Healthcare Non-healthcare revenue of $208 million from April 11, 2022 through fiscal quarter end; On a pro forma basis for the full quarter, non- healthcare revenues were $215 million, representing 4% reported growth and 10% constant currency growth; and Bowers & Wilkins launched its new wireless, active noise cancelling Px7 S2 headphones. Non-Healthcare Second Quarter 2022 Business Highlights (1) (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information.

Second Quarter 2022 Financial Highlights (1) $565 million $1.35 per share Revenue Non-GAAP Gross Margin Non-GAAP Operating Profit Non-GAAP EPS $107 million 54.7% Healthcare revenue of $357 million, representing 17% reported growth and 19% constant currency growth; AND Non-healthcare revenue of $208 million from April 11, 2022 through fiscal quarter end. Healthcare 66.3%; AND Non-healthcare 34.8%. (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. Consolidated Non-GAAP operating profit of $107 million, representing 49% reported growth. Consolidated Non-GAAP earnings per diluted share of $1.35, representing 44% reported growth.

(In millions; except EPS) Actual Prior Year vs. Prior Year Revenue $565 $305 85% Healthcare 357 305 17% Non-Healthcare 208 N/A N/A Gross Profit $309 $197 57% Healthcare 237 197 20% Non-Healthcare 73 N/A N/A Gross Margin 54.7% 64.7% -1000 bps Healthcare 66.3% 64.7% 160 bps Non-Healthcare 34.8% N/A N/A Operating Profit $107 $71 49% Healthcare 106 N/A N/A Non-Healthcare 15 N/A N/A Corporate Overhead (15) N/A N/A Operating Margin 18.9% 23.4% -450 bps Non-Operating Inc. / (Exp.) ($4) $0 -2711% Pre-Tax Income $103 $72 44% Income Taxes $28 $18 61% Tax Rate 27.4% 24.5% 290 bps Net Income $75 $54 38% Shares 55.3 57.4 -4% Earnings Per Share $1.35 $0.94 44% Second Quarter 2022 Actual vs. Prior Year | Non-GAAP (1) (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. Pro Forma Constant Currency Revenue Growth Consolidated 15% Healthcare 19% Non-Healthcare 10%

Third Quarter 2022 Guidance as of August 9, 2022 | Non-GAAP (1) $515 to $545 million $0.85 to $0.97 per share Revenue Non-GAAP Gross Margin Non-GAAP Operating Profit Non-GAAP EPS $72 to $80 million ~53% Healthcare revenue of $320 to $330 million, representing ~4% to 7% reported growth and ~7% to 11% constant currency growth; AND Non-healthcare revenue of $195 to $215 million. Healthcare ~65%; AND Non-healthcare ~33% to 34%. (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information.

Full Year 2022 Guidance as of August 9, 2022 | Non-GAAP (1) $1,985 to $2,045 million $4.34 to $4.57 per share Revenue Non-GAAP Gross Margin Non-GAAP Operating Profit Non-GAAP EPS $346 to $364 million ~55% Healthcare revenue of $1,330 to $1,345 million, representing ~7% to 9% reported growth and ~10% to 11% constant currency growth; AND Non-healthcare revenue of $655 to $700 million from April 11, 2022 through fiscal year end. Healthcare 65.5%; AND Non-healthcare ~34% to 35%. (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information.

Full Year 2022 Guidance vs. Prior Year | Non-GAAP (1)

(In millions; except EPS)	August 9, 2022 Guidance			vs. Prior Year	
	Low	High	Prior Year	Low	High
Revenue	$1,985	$2,045	$1,239	60%	65%
Healthcare	1,330	1,345	1,239	7%	9%
Non-Healthcare	655	700	N/A	N/A	N/A
Gross Profit	$1,096	$1,125	$816	34%	38%
Healthcare	871	881	816	7%	8%
Non-Healthcare	225	245	N/A	N/A	N/A
Gross Margin	**55.2%**	**55.0%**	**65.8%**	**-1060 bps**	**-1080 bps**
Healthcare	65.5%	65.5%	65.8%	-30 bps	-30 bps
Non-Healthcare	34.4%	34.9%	N/A	N/A	N/A
Operating Profit	$346	$364	$295	17%	23%
Healthcare	348	351	N/A	N/A	N/A
Non-Healthcare	39	56	N/A	N/A	N/A
Corporate Overhead	(40)	(44)	N/A	N/A	N/A
Operating Margin	**17.4%**	**17.8%**	**23.8%**	**-640 bps**	**-600 bps**
Non-Operating Inc. / (Exp.)	($23)	($23)	$0	-5589%	-5589%
Pre-Tax Income	**$323**	**$340**	**$295**	**9%**	**15%**
Income Taxes	$83	$87	$65	28%	35%
Tax Rate	25.7%	25.7%	22.0%	370 bps	370 bps
Net Income	**$240**	**$253**	**$230**	**4%**	**10%**
Shares	55.3	55.3	57.7	-4%	-4%
Earnings Per Share	$4.34	$4.57	$3.99	9%	15%

Pro Forma Constant Currency Revenue Growth		
	Low	High
Consolidated	9%	12%
Healthcare	10%	11%
Non-Healthcare	8%	13%

(1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company's website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information.

Masimo

Full Year 2022 Guidance vs. Prior Guidance | Non-GAAP (1) (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. Revenue Gross Margin Operating Profit Operating Margin $2,000 to $2,060 $1,985 to $2,045 ($44) In millions $29 $365 to $386 $346 to $364 ($25) In millions $3 to $6 56.3% to 56.5% 55.0% to 55.2% (70) bps (60) bps 18.3% to 18.7% 17.4% to 17.8% (90) bps Segment Mix (25) bps Supply Chain Inefficiencies (35) bps Segment Mix (15) bps Supply Chain Inefficiencies (35) bps Operating Leverage +50 bps Unchanged

Appendix GAAP to Non-GAAP Reconciliations

GAAP to Non-GAAP Reconciliations | Consolidated Income Statement

(Unaudited; in millions, except per share data) [1]										Q3 2022 Guidance [2]		FY 2022 Guidance [2]	
	Q1 2021	Q2 2021	1H 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	1H 2022	Low	High	Low	High
GAAP revenue	$299.0	$305.1	$604.2	$307.4	$327.6	$1,239.2	$304.2	$565.3	$869.5	$515.0	$545.0	$1,985.0	$2,045.0
GAAP gross profit	$196.9	$192.9	$389.8	$203.7	$214.9	$808.3	$204.8	$258.2	$462.9	$259.4	$274.6	$1,026.6	$1,056.0
Acquired tangible asset amortization	0.1	0.1	0.3	0.1	0.1	0.5	-	46.2	46.2	6.4	6.4	52.6	52.6
Acquired intangible asset amortization	0.6	0.6	1.2	0.6	0.6	2.4	0.6	4.9	5.5	5.6	5.6	16.7	16.7
Acquisition, integration and related costs	0.1	0.5	0.5	0.0	0.3	0.9	0.0	0.0	0.1	-	-	0.1	0.1
Other adjustments	-	3.4	3.4	-	-	3.4	-	-	-	-	-	-	-
Non-GAAP gross profit	$197.7	$197.5	$395.2	$204.5	$215.9	$815.5	$205.4	$309.2	$514.6	$271.4	$286.6	$1,095.9	$1,125.3
GAAP selling, general and administrative expenses	$96.7	$93.9	$190.5	$100.6	$104.1	$395.3	$108.9	$188.3	$297.2				
Acquired tangible asset amortization	-	-	-	-	-	-	-	(2.1)	(2.1)				
Acquired intangible asset amortization	(1.0)	(0.9)	(1.9)	(0.9)	(0.9)	(3.7)	(0.9)	(4.4)	(5.3)				
Acquisition, integration and related costs	(1.0)	(0.4)	(1.4)	(0.3)	(0.5)	(2.2)	(3.1)	(19.7)	(22.8)				
Litigation related expenses and settlements	-	(0.4)	(0.4)	(1.2)	(3.9)	(5.4)	(5.5)	(7.2)	(12.7)				
Other adjustments	-	-	-	-	(0.5)	(0.5)	-	-	-				
Non-GAAP selling, general and administrative expenses	$94.7	$92.2	$186.9	$98.3	$98.3	$383.5	$99.5	$154.9	$254.3				
GAAP research and development expenses	$34.5	$33.9	$68.5	$35.4	$33.4	$137.2	$36.1	$47.8	$83.9				
Acquired intangible asset amortization	-	-	-	-	-	-	-	-	-				
Acquisition, integration and related costs	-	-	-	-	-	-	-	(0.1)	(0.1)				
Non-GAAP research and development expenses	$34.5	$33.9	$68.5	$35.4	$33.4	$137.2	$36.1	$47.8	$83.9				
GAAP litigation settlements and awards	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0				
Litigation related expenses and settlements	-	-	-	-	-	-	-	-	-				
Non-GAAP litigation settlements and awards	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0				
GAAP operating expenses	$131.2	$127.8	$259.0	$136.1	$137.5	$532.5	$145.0	$236.1	$381.1				
Acquired tangible asset amortization	-	-	-	-	-	-	-	(2.1)	(2.1)				
Acquired intangible asset amortization	(1.0)	(0.9)	(1.9)	(0.9)	(0.9)	(3.7)	(0.9)	(4.4)	(5.3)				
Acquisition, integration and related costs	(1.0)	(0.4)	(1.4)	(0.3)	(0.5)	(2.2)	(3.1)	(19.7)	(22.8)				
Litigation related expenses and settlements	-	(0.4)	(0.4)	(1.2)	(3.9)	(5.4)	(5.5)	(7.2)	(12.7)				
Other adjustments	-	-	-	-	(0.5)	(0.5)	-	-	-				
Non-GAAP operating expenses	$129.2	$126.1	$255.3	$133.7	$131.7	$520.7	$135.6	$202.6	$338.2				
GAAP operating profit	$65.7	$65.1	$130.8	$67.6	$77.4	$275.8	$59.7	$22.1	$81.8	$48.1	$56.4	$210.0	$227.4
Acquired tangible asset amortization	0.1	0.1	0.3	0.1	0.1	0.5	-	48.2	48.2	8.8	8.8	59.3	59.3
Acquired intangible asset amortization	1.6	1.5	3.1	1.5	1.5	6.1	1.5	9.3	10.8	10.4	10.4	31.6	31.6
Acquisition, integration and related costs	1.0	0.9	1.9	0.3	0.8	3.1	3.1	19.7	22.9	3.6	3.6	29.5	29.5
Litigation related expenses and settlements	-	0.4	0.4	1.2	3.9	5.4	5.5	7.2	12.7	1.2	1.2	15.7	15.7
Other adjustments	-	3.4	3.4	-	0.5	3.9	-	-	-	-	-	-	-
Non-GAAP operating profit	$68.5	$71.4	$139.8	$70.8	$84.2	$294.8	$69.8	$106.6	$176.4	$72.1	$80.4	$346.1	$363.6

GAAP to Non-GAAP Reconciliations | Consolidated Income Statement

(Unaudited; in millions, except per share data) [1]	Q1 2021	Q2 2021	1H 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	1H 2022	Q3 2022 Guidance [2]		FY 2022 Guidance [2]	
										Low	High	Low	High
GAAP non-operating income (expense)	($0.7)	$0.1	($0.7)	($0.1)	($0.7)	($1.4)	($0.6)	$4.5	$3.9	($9.9)	($9.9)	($16.8)	($16.8)
Realized and unrealized gains or losses	0.8	0.1	0.9	0.2	0.8	1.9	0.8	(8.2)	(7.4)	-	-	(7.4)	(7.4)
Financing related adjustments	-	-	-	-	-	-	-	0.6	0.6	0.5	0.5	1.5	1.5
Other adjustments	-	-	-	-	-	-	-	(0.5)	(0.5)	-	-	(0.5)	(0.5)
Non-GAAP non-operating income (expense)	$0.1	$0.1	$0.2	$0.2	$0.1	$0.4	$0.2	($3.6)	($3.4)	($9.4)	($9.4)	($23.2)	($23.2)
GAAP provision for income taxes	$11.5	$15.0	$26.5	$9.8	$8.4	$44.7	$12.5	$8.5	$21.0	$10.5	$12.7	$49.0	$53.5
Tax impact of non-GAAP adjustments	0.6	1.2	1.8	0.5	1.4	3.7	2.5	19.5	22.1	6.0	6.0	32.1	32.1
Excess tax benefits from stock-based compensation	4.3	1.3	5.6	6.4	4.4	16.4	1.7	0.2	1.9	-	-	1.9	1.9
Non-GAAP provision for income taxes	$16.4	$17.5	$34.0	$16.7	$14.2	$64.9	$16.8	$28.2	$45.0	$16.6	$18.8	$83.0	$87.5
GAAP net income (loss)	$53.4	$50.2	$103.6	$57.8	$68.3	$229.6	$46.6	$18.1	$64.7	$27.7	$33.9	$144.2	$157.2
Acquired tangible asset amortization	0.1	0.1	0.3	0.1	0.1	0.5	-	48.2	48.2	8.8	8.8	59.3	59.3
Acquired intangible asset amortization	1.6	1.5	3.1	1.5	1.5	6.1	1.5	9.3	10.8	10.4	10.4	31.6	31.6
Acquisition, integration and related costs	1.0	0.9	1.9	0.3	0.8	3.1	3.1	19.7	22.9	3.6	3.6	29.5	29.5
Litigation related expenses and settlements	-	0.4	0.4	1.2	3.9	5.4	5.5	7.2	12.7	1.2	1.2	15.7	15.7
Other adjustments	-	3.4	3.4	-	0.5	3.9	-	(0.5)	(0.5)	-	-	(0.5)	(0.5)
Realized and unrealized gains or losses	0.8	0.1	0.9	0.2	0.8	1.9	0.8	(8.2)	(7.4)	-	-	(7.4)	(7.4)
Financing related adjustments	-	-	-	-	-	-	-	0.6	0.6	0.5	0.5	1.5	1.5
Tax impact of non-GAAP adjustments	(0.6)	(1.2)	(1.8)	(0.5)	(1.4)	(3.7)	(2.5)	(19.5)	(22.1)	(6.0)	(6.0)	(32.1)	(32.1)
Excess tax benefits from stock-based compensation	(4.3)	(1.3)	(5.6)	(6.4)	(4.4)	(16.4)	(1.7)	(0.2)	(1.9)	-	-	(1.9)	(1.9)
Non-GAAP net income (loss)	$52.1	$54.0	$106.1	$54.3	$70.1	$230.4	$53.2	$74.8	$128.0	$46.2	$52.3	$239.9	$252.9
GAAP net income (loss) per share	$0.92	$0.88	$1.80	$1.00	$1.18	$3.98	$0.81	$0.33	$1.15	$0.51	$0.63	$2.61	$2.84
Acquired tangible asset amortization	0.00	0.00	0.00	0.00	0.00	0.01	0.00	0.87	0.86	0.16	0.16	1.07	1.07
Acquired intangible asset amortization	0.03	0.03	0.05	0.03	0.03	0.11	0.03	0.17	0.19	0.19	0.19	0.57	0.57
Acquisition, integration and related costs	0.02	0.02	0.03	0.01	0.01	0.05	0.05	0.36	0.41	0.07	0.07	0.53	0.53
Litigation related expenses and settlements	0.00	0.01	0.01	0.02	0.07	0.09	0.10	0.13	0.22	0.02	0.02	0.28	0.28
Other adjustments	0.00	0.06	0.06	0.00	0.01	0.07	0.00	(0.01)	(0.01)	0.00	0.00	(0.01)	(0.01)
Realized and unrealized gains or losses	0.01	0.00	0.01	0.00	0.01	0.03	0.01	(0.15)	(0.13)	0.00	0.00	(0.13)	(0.13)
Financing related adjustments	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.01	0.01	0.01	0.01	0.03	0.03
Tax impact of non-GAAP adjustments	(0.01)	(0.02)	(0.03)	(0.01)	(0.02)	(0.06)	(0.04)	(0.35)	(0.39)	(0.11)	(0.11)	(0.58)	(0.58)
Excess tax benefits from stock-based compensation	(0.07)	(0.02)	(0.10)	(0.11)	(0.08)	(0.28)	(0.03)	(0.00)	(0.03)	0.00	0.00	(0.03)	(0.03)
Non-GAAP net income (loss) per share	$0.90	$0.94	$1.84	$0.94	$1.21	$3.99	$0.93	$1.35	$2.27	$0.85	$0.97	$4.34	$4.57
Weighted average shares outstanding - Diluted	57.9	57.4	57.6	57.7	57.8	57.7	57.3	55.3	56.3	54.2	54.2	55.3	55.3

GAAP to Non-GAAP Reconciliations | Segment Reporting

(Unaudited; in millions) [1]										Q3 2022 Guidance [2]		FY 2022 Guidance [2]	
	Q1 2021	Q2 2021	1H 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	1H 2022	Low	High	Low	High
Revenue													
Healthcare	299.0	305.1	604.2	307.4	327.6	1,239.2	304.2	357.0	661.2	320.0	330.0	1,330.0	1,345.0
Non-Healthcare	-	-	-	-	-	-	-	208.3	208.3	195.0	215.0	655.0	700.0
GAAP revenue	**$299.0**	**$305.1**	**$604.2**	**$307.4**	**$327.6**	**$1,239.2**	**$304.2**	**$565.3**	**$869.5**	**$515.0**	**$545.0**	**$1,985.0**	**$2,045.0**
Gross profit													
Healthcare	197.7	197.5	395.2	204.5	215.9	815.5	205.4	236.7	442.1	207.3	213.7	870.9	880.7
Non-Healthcare	-	-	-	-	-	-	-	72.5	72.5	64.2	72.9	225.0	244.6
Other	(0.8)	(4.6)	(5.4)	(0.8)	(1.0)	(7.2)	(0.6)	(51.1)	(51.8)	(12.0)	(12.0)	(69.3)	(69.3)
GAAP gross profit	**$196.9**	**$192.9**	**$389.8**	**$203.7**	**$214.9**	**$808.3**	**$204.8**	**$258.2**	**$462.9**	**$259.4**	**$274.6**	**$1,026.6**	**$1,056.0**
Acquired tangible asset amortization	0.1	0.1	0.3	0.1	0.1	0.5	-	46.2	46.2	6.4	6.4	52.6	52.6
Acquired intangible asset amortization	0.6	0.6	1.2	0.6	0.6	2.4	0.6	4.9	5.5	5.6	5.6	16.7	16.7
Acquisition, integration and related costs	0.1	0.5	0.5	0.0	0.3	0.9	0.0	0.0	0.1	-	-	0.1	0.1
Other adjustments	-	3.4	3.4	-	-	3.4	-	-	-	-	-	-	-
GAAP adjustments	**$0.8**	**$4.6**	**$5.4**	**$0.8**	**$1.0**	**$7.2**	**$0.6**	**$51.1**	**$51.8**	**$12.0**	**$12.0**	**$69.3**	**$69.3**
Healthcare	197.7	197.5	395.2	204.5	215.9	815.5	205.4	236.7	442.1	207.3	213.7	870.9	880.7
Non-Healthcare	-	-	-	-	-	-	-	72.5	72.5	64.2	72.9	225.0	244.6
Other	-	-	-	-	-	-	-	-	-	-	-	-	-
Non-GAAP gross profit	**$197.7**	**$197.5**	**$395.2**	**$204.5**	**$215.9**	**$815.5**	**$205.4**	**$309.2**	**$514.6**	**$271.4**	**$286.6**	**$1,095.9**	**$1,125.3**
Operating Profit													
Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	N/A	106.5	N/A	80.8	83.3	347.6	351.5
Non-Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	N/A	15.2	N/A	3.8	11.6	38.7	56.2
Corporate Overhead	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(15.1)	N/A	(12.5)	(14.5)	(40.2)	(44.2)
Other	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(84.5)	N/A	(24.0)	(24.0)	(136.1)	(136.1)
GAAP operating profit	**$65.7**	**$65.1**	**$130.8**	**$67.6**	**$77.4**	**$275.8**	**$59.7**	**$22.1**	**$81.8**	**$48.1**	**$56.4**	**$210.0**	**$227.4**
Acquired tangible asset amortization	0.1	0.1	0.3	0.1	0.1	0.5	-	48.2	48.2	8.8	8.8	59.3	59.3
Acquired intangible asset amortization	1.6	1.5	3.1	1.5	1.5	6.1	1.5	9.3	10.8	10.4	10.4	31.6	31.6
Acquisition, integration and related costs	1.0	0.9	1.9	0.3	0.8	3.1	3.1	19.7	22.9	3.6	3.6	29.5	29.5
Litigation related expenses and settlements	-	0.4	0.4	1.2	3.9	5.4	5.5	7.2	12.7	1.2	1.2	15.7	15.7
Other adjustments	-	3.4	3.4	-	0.5	3.9	-	-	-	-	-	-	-
GAAP adjustments	**$2.8**	**$6.2**	**$9.0**	**$3.2**	**$6.8**	**$19.0**	**$10.1**	**$84.5**	**$94.6**	**$24.0**	**$24.0**	**$136.1**	**$136.1**
Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	N/A	106.5	N/A	80.8	83.3	347.6	351.5
Non-Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	N/A	15.2	N/A	3.8	11.6	38.7	56.2
Corporate Overhead	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(15.1)	N/A	(12.5)	(14.5)	(40.2)	(44.2)
Other	N/A	N/A	N/A	N/A	N/A	N/A	N/A	-	N/A	-	-	-	-
Non-GAAP operating profit	**$68.5**	**$71.4**	**$139.8**	**$70.8**	**$84.2**	**$294.8**	**$69.8**	**$106.6**	**$176.4**	**$72.1**	**$80.4**	**$346.1**	**$363.6**

Masimo

GAAP to Non-GAAP Reconciliations | Constant Currency Revenue

(Unaudited; in millions, except percentages) [1,3]	Q1 2021	Q2 2021	1H 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	1H 2022	Q3 2022 Guidance [2] Low	Q3 2022 Guidance [2] High	FY 2022 Guidance [2] Low	FY 2022 Guidance [2] High
Revenue													
Healthcare	299.0	305.1	604.2	307.4	327.6	1,239.2	304.2	357.0	661.2	320.0	330.0	1,330.0	1,345.0
Non-Healthcare	-	-	-	-	-	-	-	208.3	208.3	195.0	215.0	655.0	700.0
GAAP revenue	**$299.0**	**$305.1**	**$604.2**	**$307.4**	**$327.6**	**$1,239.2**	**$304.2**	**$565.3**	**$869.5**	**$515.0**	**$545.0**	**$1,985.0**	**$2,045.0**
Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	4.3	6.0	10.3	10.2	10.2	30.0	30.0
Non-Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Constant currency adjustments	**N/A**	**N/A**	**N/A**	**N/A**	**N/A**	**N/A**	**$4.3**	**$6.0**	**$10.3**	**$10.2**	**$10.2**	**$30.0**	**$30.0**
Healthcare	299.0	305.1	604.2	307.4	327.6	1,239.2	308.6	363.0	671.6	330.2	340.2	1,360.0	1,375.0
Non-Healthcare	-	-	-	-	-	-	-	208.3	208.3	195.0	215.0	655.0	700.0
Non-GAAP revenue (constant currency)	**$299.0**	**$305.1**	**$604.2**	**$307.4**	**$327.6**	**$1,239.2**	**$308.6**	**$571.3**	**$879.8**	**$525.2**	**$555.2**	**$2,015.0**	**$2,075.0**
Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	1.7%	17.0%	9.4%	4.1%	7.3%	7.3%	8.5%
Non-Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
GAAP revenue growth	**N/A**	**N/A**	**N/A**	**N/A**	**N/A**	**N/A**	**1.7%**	**85.3%**	**43.9%**	**67.5%**	**77.3%**	**60.2%**	**65.0%**
Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	3.2%	19.0%	11.2%	7.4%	10.7%	9.8%	11.0%
Non-Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Non-GAAP revenue growth (constant currency)	**N/A**	**N/A**	**N/A**	**N/A**	**N/A**	**N/A**	**3.2%**	**87.2%**	**45.6%**	**70.8%**	**80.6%**	**62.6%**	**67.5%**
Pro Forma Revenue [4]													
Healthcare	299.0	305.1	604.2	307.4	327.6	1,239.2	304.2	357.0	661.2	320.0	330.0	1,330.0	1,345.0
Non-Healthcare	211.1	206.4	417.5	227.2	264.0	908.7	250.6	215.2	465.8	195.0	215.0	912.6	957.6
GAAP revenue	**$510.1**	**$511.5**	**$1,021.6**	**$534.6**	**$591.6**	**$2,147.8**	**$554.9**	**$572.2**	**$1,127.1**	**$515.0**	**$545.0**	**$2,242.6**	**$2,302.6**
Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	4.3	6.0	10.3	10.2	10.2	30.0	30.0
Non-Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	7.3	12.2	19.5	23.0	23.0	70.0	70.0
Constant currency adjustments	**N/A**	**N/A**	**N/A**	**N/A**	**N/A**	**N/A**	**$11.6**	**$18.2**	**$29.8**	**$33.2**	**$33.2**	**$100.0**	**$100.0**
Healthcare	299.0	305.1	604.2	307.4	327.6	1,239.2	308.6	363.0	671.6	330.2	340.2	1,360.0	1,375.0
Non-Healthcare	211.1	206.4	417.5	227.2	264.0	908.7	257.9	227.4	485.3	218.0	238.0	982.6	1,027.6
Non-GAAP revenue (constant currency)	**$510.1**	**$511.5**	**$1,021.6**	**$534.6**	**$591.6**	**$2,147.8**	**$566.5**	**$590.5**	**$1,156.9**	**$548.2**	**$578.2**	**$2,342.6**	**$2,402.6**
Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	1.7%	17.0%	9.4%	4.1%	7.3%	7.3%	8.5%
Non-Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	18.7%	4.3%	11.6%	-14.2%	-5.4%	0.4%	5.4%
GAAP revenue growth	**N/A**	**N/A**	**N/A**	**N/A**	**N/A**	**N/A**	**8.8%**	**11.9%**	**10.3%**	**-3.7%**	**1.9%**	**4.4%**	**7.2%**
Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	3.2%	19.0%	11.2%	7.4%	10.7%	9.8%	11.0%
Non-Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	22.2%	10.2%	16.3%	-4.1%	4.7%	8.1%	13.1%
Non-GAAP revenue growth (constant currency)	**N/A**	**N/A**	**N/A**	**N/A**	**N/A**	**N/A**	**11.1%**	**15.4%**	**13.2%**	**2.5%**	**8.1%**	**9.1%**	**11.9%**

(1) Totals may not foot due to rounding. Quarterly reported amounts may vary from amounts previously reported due to rounding conventions.

(2) Updated for guidance provided on August 9, 2022

(3) Constant currency adjustments are intended to reflect current year revenue at prior year foreign exchange rates for comparison purposes.

(4) Represents pro forma financial information, which is being provided for year-over-year comparison purposes only. Pro forma financial information includes historical results for the acquired Sound United business prior to the transaction date on April 11, 2022.

Masimo

The non-GAAP financial measures reflect adjustments for the following items, as well as the related income tax effects thereof, as these items may impact period-to-period comparability; furthermore, management also believes that these items are not indicative of the Company’s on-going core operating performance: Constant currency revenue adjustments: Some of our sales agreements with foreign customers provide for payment in currencies other than the U.S. Dollar. These foreign currency revenues, when converted into U.S. Dollars, can vary significantly from period-to-period depending on the average and quarter-end exchange rates during a respective period. We believe that comparing these foreign currency denominated revenues by holding the exchange rates constant with the prior year period is useful to management and investors in evaluating our revenue growth rates on a period-to-period basis. We anticipate that fluctuations in foreign exchange rates and the related constant currency adjustments for calculation of our revenue growth rate will continue to occur in future periods. Acquired tangible asset amortization: These transactions represent amortization expense in connection with business or assets acquisitions associated with acquired tangible assets and asset valuation step-ups. Acquired intangible asset amortization: These transactions represent amortization expense in connection with business or assets acquisitions associated with acquired intangible assets including, but not limited to customer relationships, intellectual property, trade names and non-competition agreements. Acquisition, integration and related costs: These transactions represent gains, losses, and other related costs associated with acquisitions, integrations, investments and divestitures, including but not limited to, asset impairments and in-process research and development. Litigation related expenses, settlements and awards: These transactions represent gains, losses, and other related costs associated with certain litigation matters, which can vary in their characteristics, frequency and significance to our operating results. Other adjustments: In the event there are gains, losses and other adjustments which impact period-to-period comparability and do not represent the underlying ongoing results of the business, the Company may choose to exclude these from non- GAAP earnings. Realized and unrealized gains or losses: These transactions represent gains, losses, and other related costs associated with foreign currency denominated transactions and investments. Changes in the underlying currency rates relative to the U.S. Dollar may result in realized and unrealized foreign currency gains and losses between the time these receivables and payables arise and the time that they are settled in cash. Unrealized and realized gains and losses on investments may impact the Company’s reported results of operations for a period. These items are highly variable, difficult to predict and outside the control of those responsible for the underlying operations of the business. Other items also included here are mark-to-market gains and losses of derivative contracts that are not designated as hedging instruments or the ineffective portions of cash flow hedges. Financing related adjustments: The Company may enter into various financial arrangements whereby costs are incurred and certain instrument features are valued and expensed accordingly but are not necessarily indicative of the on-going cash flow generation of the Company and therefore excludes these costs from non-GAAP earnings. For GAAP earnings per diluted share purposes, the Company cannot reflect the anti-dilutive impact, if applicable, in its diluted shares calculations. However, the Company believes that reflecting the anti-dilutive impact of these instruments in non-GAAP earnings per diluted share provides management and investors with useful information in evaluating the financial performance of the Company on a per share basis. Tax impact of non-GAAP adjustments: In order to reflect the tax effected impact of the non-GAAP adjustments, the Company will adjust the non-GAAP earnings by the approximate tax impact of these adjustments. Excess tax benefits from stock-based compensation: GAAP requires that excess tax benefits recognized on stock-based compensation expense be reflected in our provision for income taxes rather than paid-in capital. As these excess tax benefits may be highly variable from period-to-period, the Company may choose to exclude these tax benefits from non-GAAP earnings to facilitate comparability between periods and with peers. Description of Non-GAAP Adjustments